June 10, 2004

DREYFUS INSTITUTIONAL
PREFERRED MONEY MARKET FUNDS
— Dreyfus Institutional Preferred
Money Market Fund
— Dreyfus Institutional Preferred Plus
Money Market Fund

Supplement to Prospectus
dated August 1, 2003

     The following information supplements the information contained in the section of the Fund’s Prospectus entitled “Account Policies”:

     On Friday, June 11, 2004, net asset value of the fund will be calculated at 12:00 Noon, Eastern Standard Time. Purchase and redemption transactions placed in proper form, including Federal Funds received by such time, will be effected at the share price determined at 12:00 Noon on that day.